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                                                                  EXHIBIT 23.01



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports dated February 4, 1997 included in this Form 10-K, into Caraustar Industries, Inc.'s previously filed Registration Statements on Form S-8 (File No. 33-77682, File No. 33-75838, File No. 33-53808, File No. 33-53726, and File
No. 33-53728).




ARTHUR ANDERSEN LLP




Atlanta, Georgia
March 26, 1997